UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street  Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/09

Item 1.  Reports to Stockholders.

SOUTHERNSUN SMALL CAP FUND

INVESTMENT ADVISER

SOUTHERNSUN ASSET MANAGEMENT, INC.

6000 POPLAR AVENUE, SUITE 220

MEMPHIS, TN 38119

ANNUAL REPORT

SEPTEMBER 30, 2009

SouthernSun Funds

Letter to Shareholders

Dear Fellow Shareholders,

Since early March we have seen the equity markets rise quite dramatically.  The S&P 500 Index1 and the Russell 2000 Index2 have risen 58.3% and 77.6%, respectively, since March 9, 2009.  The SouthernSun Small Cap Fund was up 99.8% for that same time period.  We mentioned in our Semi-annual shareholder letter that equity markets were making a turn upward, but that we felt there were still difficult days ahead.  We still believe that to be true.  While we have seen some uptick in overall demand, driven by programs such as the Federal Government’s Cash for Clunkers, we question how sustainable it is at this time.  Many of our portfolio holdings’ management teams have told us that overall demand remains depressed unless it is backed by government spending.  Projects that require borrowed monies to be paid back by future cash flows are struggling to be put in motion unless tied to food, energy infrastructure or national security.  Some of these types of projects are being implemented as we have seen by recent awards to portfolio holdings URS Corp. (URS) and Chicago Bridge & Iron (CBI).  This is not to say there are not opportunities in the markets, but it does require a great deal of research, understanding and patience to find those opportunities.

At the end of the fourth fiscal quarter (3Q09), the SouthernSun Small Cap Fund was up 20.6%, while its benchmark, the Russell 2000 Index, was up 19.3%.  For the trailing twelve (12) month period ending September 30, 2009, the Fund had a return of -7.9%, while the Russell 2000 Index returned   -9.6%.  For the five (5) years ending September 30, 2009, the Fund’s average annual return was 2.2% and the average annual return for the Russell 2000 Index for the same time period was 2.4%.  The Fund has an average annual return of 5.8% since inception (September 30, 2003) versus the Russell 2000 Index return of 5.0%.

Many factors led to the positive returns of the Fund over the last six months.  The Fund had a total return of 59.1% versus 44.0% for the Russell 2000 Index.  Our stock selection in the areas of industrials, consumer staples and financials were positive contributors to the overall performance, but our stock selection in the materials and consumer discretionary sectors had a slightly negative impact.  The Fund’s underweighting to financials and health care, along with being over-weighted to materials, had a positive impact on performance.  Performance was negatively impacted by our underweighting to information technology, zero weighting to energy and our cash position.  While the average amount of cash held over the six month time period was historically around the norm for the Fund (6% to 8%), the early part of 2Q09 saw the amount held as high at just over 10%.  We began reducing the cash exposure with the addition of three new portfolio holdings in June and that has the cash position closer to historical norms for the Fund.

The three positions we added to the portfolio at the end of 2Q2009 were Flowserve Corporation (FLS), Del Monte Foods Company (DLM) and Timken Company (TKR).  Flowserve manufactures comprehensive flow control systems, such as pumps, valves and seals for critical service applications.  They also provide aftermarket services for such needs as installation, advanced diagnostics, and repair for their flow control systems utilizing a worldwide network of quick response centers.  Flowserve primarily serves the oil and gas, power generation, water resources, and chemical processing industries.  We believe they have a strong balance sheet with conservative levels of debt.  Del Monte Foods is a producer, marketer and distributor of branded food products (such as Contadina and Del Monte) and pet products (such as Gravy Train, Meow Mix and Milk Bone) in the United States.  Management is focused on strengthening its market leading brands in both consumer and pet products.  Del Monte continues to pay down and restructure debt at favorable terms.  Timken manufactures highly engineered bearings for use in the mobile, aerospace and defense and process industries as well as specialized steel products.  Management is family run and has been for over a century.  Timken has a long history of manufacturing excellence and solid customer relations.  We believe they have a strong balance sheet and project to be net debt free by 2009 year end.

We are pleased to announce that as of October 1, 2009, we now offer an institutional share class of the SouthernSun Small Cap Fund (ticker: SSSIX).  It is available at Charles Schwab, Fidelity, and TD Ameritrade on their transaction fee platforms.  It is also available at other broker/dealer platforms such as Morgan Keegan and Wells Fargo.  For more information regarding the new share class, please visit our website at www.southernsunfunds.com.

As always, we thank you for your continued trust that you place in us each day as we help you reach your goals.  Please do not hesitate to contact us at (866) 672-3863 or use the information request section of the Contact Us page on our website, www.southernsunfunds.com.

By the time you read this letter, the holiday season will be quickly approaching.  We wish each of you a wonderful, happy and safe holiday season.

Michael W. Cook, Sr.

Cliff C. Sulcer

CEO/Chief Investment Officer

President

SouthernSun Asset Management

SouthernSun Funds

The above performance data is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2010, to ensure that the net annual fund operating expenses will not exceed 1.50%, subject to possible recoupment from the Fund in future years.  Without these waivers, the Fund’s total annual operating expenses would have been 1.55%. Please review the Funds’ Prospectus for more detail on the expense waiver. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call (866) 672-3863.  The Fund charges a 2% redemption fee for shares held less than 30 days.  The above performance does not reflect the deduction of this fee.  If reflected, the fee will reduce the performance quoted.

1 The S&P 500 Index is a capitalization-weighted index of 500 stocks.  The index is designed to measure the performance of the broad US economy through changes in the aggregate market of 500 stocks representing all major industries.  An investor cannot invest directly in an index.

2 The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized companies in the Russell 3000 Index and includes the reinvestment of all dividends.  An investor cannot invest directly in an index.

1310-NLD-11/6/2009

SouthernSun Funds

Performance of a $10,000 Investment (Unaudited)

October 1, 2003* through September 30, 2009

Average Annual Total Returns as of September 30, 2009
		Five	Since
	One Year	Years	Inception*
Small Cap Fund– Investor Class	(7.92)%	2.16%	5.77%
Russell 2000	(9.55)%	2.41%	4.98%

_________

* The Small Cap Fund – Investor Class commenced operations on October 1, 2003.

The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.  Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2010, to ensure that the net annual fund operating expenses will not exceed 1.50% and 1.25% for Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund in future years.  Without these waivers, the Fund’s total annual operating expenses would have been 1.53%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.

Portfolio Holdings by Industry As of September 30,2009	% of Net Assets		% of Net Assets
Common Stocks	97.16	Environmental Control	4.64
Machinery	19.47	Coal	3.91
Construction Services	10.00	Apparel	3.89
Miscellaneous Manufacturing	9.76	Telecommunications Equipment	3.72
Food Processing	7.89	Metal Fabricate/Hardware	3.50
Retail	5.40	Commercial Services	3.27
Energy	4.81	Cosmetics/Personal Care	1.55
Financial Services Recreational Products	4.81 4.74	Mining Short Term Investments	1.15 6.92
Chemicals	4.65	Liabilities in Excess of Other Assets	(4.08)

                                                                            Total Net Assets

                                                                                                          100.00

SouthernSun Funds
Small Cap Fund - Schedule of Investments
September 30, 2009

Shares		Market Value

	COMMON STOCK - 97.16%
	APPAREL - 3.89%
56,000	Columbia Sportswear Co.	$ 2,304,960

	CHEMICALS - 4.65%
91,800	Arch Chemicals, Inc.	2,753,082

	COAL - 3.91%
121,000	James River Coal Co. *	2,312,310

	COMMERCIAL SERVICES - 3.27%
62,900	Brink's Home Security Holdings, Inc. *	1,936,691

	CONSTRUCTION SERVICES - 10.00%
167,900	Chicago Bridge & Iron Co.	3,136,372
63,850	URS Corp. *	2,787,052
		5,923,424
	COSMETICS/PERSONAL CARE- 1.55%
13,800	Chattem, Inc.*	916,458

	ENERGY - 4.81%
86,100	OGE Energy Corp.	2,848,188

	ENVIRONMENTAL CONTROL - 4.64%
373,600	Darling International, Inc. *	2,745,960

	FINANCIAL SERVICES - 4.81%
43,800	Affiliated Managers Group, Inc. *	2,847,438

	FOOD PROCESSING - 7.89%
155,500	Del Monte Foods Co.	1,800,690
208,000	Smithfield Foods, Inc. *	2,870,400
		4,671,090
	MACHINERY - 19.47%
102,700	AGCO Corp. *	2,837,601
88,500	Cascade Corp.	2,366,490
19,700	Flowserve Corp.	1,941,238
28,700	Middleby Corp.*	1,578,787

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Continued)
September 30, 2009

Shares		Market Value
	MACHINERY - 19.47% (Continued)
50,000	Nordson Corp.	$ 2,804,500
		11,528,616
	METAL FABRICATE/HARDWARE - 3.50%
88,500	Timken Co.	2,073,555

	MINING - 1.15%
145,585	USEC, Inc. *	682,794

	MISCELLANEOUS MANUFACTURING - 9.76%
95,500	Koppers Holdings, Inc.	2,831,575
171,600	Trinity Industries, Inc.	2,949,804
		5,781,379
	RECREATIONAL PRODUCTS - 4.74%
68,800	Polaris Industries, Inc.	2,805,664

	RETAIL - 5.40%
66,000	Tractor Supply Co. *	3,195,720

	TELECOMMUNICATIONS EQUIPMENT - 3.72%
251,400	Newport Corp. *	2,202,264

	TOTAL COMMON STOCK	57,529,593
	( Cost - $62,148,497)

	SHORT-TERM INVESTMENTS - 6.92%
4,096,711	Dreyfus Institutional Reserve Money Fund, 0.00% +	4,096,711
	(Cost - $4,096,711)

	TOTAL INVESTMENTS - 104.08%
	( Cost - $66,245,208)	61,626,304
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.08)%	(2,416,100)
	NET ASSETS - 100.00%	$ 59,210,204
________
* Non-Income producing security. + Reflects yield at September 30, 2009. ** Securities exempt from registration under Rule 144A of Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities
September 30, 2009

Small Cap
Fund
ASSETS:
Investments, at cost	$ 66,245,208
Investments in securities, at value	$ 61,626,304
Receivable for securities sold	362,606
Receivable for fund shares sold	41,535
Dividends and interest receivable	26,146
Prepaid expenses and other assets	29,224
Total Assets	62,085,815

LIABILITIES:
Payable for securities purchased	2,725,831
Payable for fund shares repurchased	50,286
Accrued advisory fees	51,693
Accrued distribution fees	12,034
Accrued expenses payable to other affiliates	10,050
Accrued expenses and other liabilities	25,717
Total Liabilities	2,875,611
Net Assets	$ 59,210,204

NET ASSETS CONSIST OF:
Paid in capital	$ 71,148,043
Accumulated net realized loss from investment transactions	(7,318,935)
Net unrealized depreciation on investments	(4,618,904)
Net Assets	$ 59,210,204

Investor Class
Net Assets	$ 59,210,184
Shares Outstanding ( no par value; unlimited number of shares authorized)	4,717,115
Net Asset Value, offering price and redemption price per share*
($59,210,184/ 4,717,115)	$ 12.55

Institutional Class
Net Assets	$ 20
Shares Outstanding ( no par value; unlimited number of shares authorized)	2
Net Asset Value, offering price and redemption price per share*
($20 / 2)	$ 12.55

*The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Operations
For the year ended September 30, 2009

Small Cap
Fund
INVESTMENT INCOME:
Dividends (Net of Foreign Tax of $746)	$ 672,282
Interest	41,740
Total investment income	714,022

EXPENSES:
Investment advisory fees	428,278
Distribution fees	123,471
Administration fees	36,584
Registration & filing fees	29,635
Transfer agency fees	27,524
Printing expense	25,178
Accounting fees	24,714
Audit fees	15,369
Custody fees	12,238
Legal fees	12,121
Chief Compliance Officer	12,098
Trustees' fees	4,703
Insurance expense	3,280
Miscellaneous expenses	2,237
Total expenses	757,430

Less: Investment advisory fee waivers	(19,014)
Net expenses	738,416

Net investment loss	(24,394)

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized loss from investment transactions	(7,161,283)
Net change in unrealized depreciation of investments	628,737
Net realized and unrealized loss on investments	(6,532,546)
Net decrease in net assets resulting from operations	$ (6,556,940)

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the year	For the year
	ended	ended
	September 30, 2009	September 30, 2008
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment loss	$ (24,394)	$ (7,024)
Net realized gain (loss) from investment transactions	(7,161,283)	1,844,574
Net change in unrealized appreciation (depreciation)
on investments	628,737	(12,858,256)
Net decrease in net assets resulting
from operations	(6,556,940)	(11,020,706)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains on investments
($0.18 and $0.97 per share, respectively)	(850,859)	(3,436,993)

CAPITAL SHARE TRANSACTIONS:
Investor Class	(4,427,507)	27,655,359
Institutional Class	20	-
Total Capital Share Transactions	(4,427,487)	27,655,359

Net increase (decrease) in net assets	(11,835,286)	13,197,660

NET ASSETS:
Beginning of year	71,045,490	57,847,830
End of year	$ 59,210,204	$ 71,045,490

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Investor Class

Selected data based on a share outstanding throughout each period (a)
	One year		One year		One month
	ended		ended		ended
	Sep. 30,		Sep. 30,		Sep. 30,		For the year ended August 31,
	2009		2008		2007**		2007		2006		2005

Net asset value, beginning of period	$ 13.89		17.35		$ 16.81		$ 14.48		$ 14.49		$ 12.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.00	(d)	0.00		0.00	(d)	(0.04)		(0.08)		0.28
Net realized and unrealized gain (loss)
on investments	(1.16)		(2.49)		0.54		2.60		0.24		2.26
Total from investment operations	(1.16)		(2.49)		0.54		2.56		0.16		2.54

LESS DISTRIBUTIONS:
From net investment income	-		-		-		-		(0.11)		-
From net realized gains on investments	(0.18)		(0.97)		-		(0.23)		(0.06)		(0.05)
Total distributions	(0.18)		(0.97)		-		(0.23)		(0.17)		(0.05)
Paid in capital from redemption fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$ 12.55		$ 13.89		$ 17.35		$ 16.81		$ 14.48		$ 14.49

Total return (b)	(7.92)%		(14.94)%		3.21%		17.81%		1.14%		21.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 59,210		$ 71,045		$ 57,848		$ 54,631		$ 36,955		$ 26,468
Ratios to average net assets
Expenses, net of reimbursement	1.50%		1.50%		1.50%	(c)	1.50%		1.50%		1.50%
Expenses, before reimbursement	1.53%		1.60%		1.89%	(c)	1.73%		2.09%		2.98%
Net investment income (loss)	(0.05)%		(0.01)%		(0.06)%	(c)	(0.24)%		(0.51)%		2.03%
Portfolio turnover rate	49%		52%		1%		26%		13%		6%

**The Fund's fiscal year end changed from August 31 to September 30, effective September 30, 2007.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds

Notes to Financial Statements

September 30, 2009

NOTE 1. ORGANIZATION

SouthernSun Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005.  The Fund was organized to acquire all the assets of the New River Small Cap Fund, a series of the New River Funds Trust (the “Predecessor Fund”), in a tax-free reorganization, effective November 6, 2008 (the “Reorganization”).  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Investor Class and Institutional Class.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares are subject to an annual distribution and service (12b-1) fee.  Institutional Class shares were formed on September 30, 2009.  The primary investment objective of the Fund is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation- The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ NMS and Small Cap Market traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2009

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2009 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$57,529,593	-	-	$57,529,593
Short-Term Investments	4,096,711	-	-	4,096,711
Total	$61,626,304	-	-	$61,626,304

                                                            The Fund did not hold any Level 3 securities during the period.

                                                            *Please refer to the Schedule of Investments for Industry classifications.

The Fund adopted the financial accounting reporting rules as required by the Derivative and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  During the year ended September 30, 2009, the Fund did not hold any derivative instruments.

Security Transactions and Investment Income- Investment security transactions are accounted for no later than the first business day after the trade date, except for reporting purposes when trade date is used.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2009

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses- Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2009, the Fund did not incur any interest or penalties.

Dividends and Distributions- The Fund will pay dividends from net investment income, if any, at least annually and will declare and pay distributions from net realized capital gains, if any, annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.  All short-term capital gains are included in ordinary income for tax purposes.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2009

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement with SouthernSun Asset Management, Inc. (the “Manager”).  The Manager has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio, subject to the authority of the Board.  The Manager receives a monthly fee payable by the Fund and calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the year ended September 30, 2009, the Manager earned $428,278 for providing management services to the Fund.

The Manager has contractually agreed to waive its management fees and/or make payments to limit the Fund’s expenses, other than extraordinary non-recurring or acquired fund fees and expenses, at least until January 31, 2010, so that the total annual operating expenses of the Fund’s Investor Class and Institutional Class shares do not exceed 1.50% and 1.25%, respectively, of average daily net assets.  For the year ended September 30, 2009, the Manager waived fees of $19,014.

Fees waived or expenses reimbursed may be recouped by the Manager from the Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made if it would result in the Fund exceeding the contractual expense limitation described above.  As of September 30, 2009, the cumulative expenses subject to recapture by the Manager amounted to $19,014, all of which will expire on September 30, 2012.

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS provides administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements with GFS are as follows:

Administration - The Fund pays GFS a base fee plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.  The annual base fee is $20,000 and the basis point fees are:

  3 basis points or 0.03% per annum on the first $100 million in net assets

  2 basis points or 0.02% per annum on the next $300 million in net assets

  1 basis points or 0.01% per annum on net assets greater than $400 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $25,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  1.25 basis points or 0.0125% on net assets of $75 million to $275 million

  1 basis point or 0.01% on the next $300 million

  0.75 basis points or 0.0075% on the balance

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2009

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   The Custody Fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.  For the year ended September 30, 2009 GFS collected $3,146 for providing such services.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee of $10,250, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended September 30, 2009, the Fund incurred expenses of $12,098 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended September 30, 2009, GemCom received $5,583 for providing such services.  The Printing Expense listed in the Statement of Operations include the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Investor Class shares of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.25% per year of the average daily net assets of the Investor Class shares for such distribution and shareholder service activities.  During the year ended September 30, 2009, the Fund paid $123,471 in distribution related charges pursuant to the Plan.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2009

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a pro rata share of the total fee of $7,500 per quarter as well as reimbursement for any reasonable expenses incurred when attending the meetings.  The “interested persons” who also serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the year ended September 30, 2009, amounted to $25,002,359 and $22,758,223 respectively.  The identified cost of investments in securities owned by the Fund, for federal income tax purposes, was $66,430,695.  The net unrealized depreciation on investments as of September 30, 2009 was $4,804,391, with gross unrealized appreciation and depreciation aggregating $4,685,805 and $9,490,196 respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Fund has unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

	Investor Class				Institutional Class
	For the year ended Sept. 30, 2009		For the year ended Sept. 30, 2008		For the year ended Sept. 30, 2009*
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,380,411	$12,733,022	2,423,362	$37,526,863	2	$ 20
Reinvestment
of dividends	83,943	791,580	219,891	3,417,096	─	─
Shares redeemed	(1,860,932)	(17,953,716)	(862,936)	(13,292,787)
Redemptions fees**	─	1,607	─	4,187	─	─
Net increase (decrease)	(396,578)	(4,427,507)	1,780,317	$27,655,359	2	$ 20

                                                                         *Institutional Class shares were formed on September 30, 2009.

                                                                       **The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the periods indicated below was as follows:

	For the year ended Sept. 30, 2009	For the year ended Sept. 30, 2008
Ordinary Income*	$ 446,701	$ 318,122
Long Term Capital Gains	404,158	3,118,871
Total	$ 850,859	$ 3,436,993

                                                                                         *Ordinary Income includes short-term capital gains.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2009

As of September 30, 2009, the components of distributable earnings on an income tax basis were as follows:

The difference between the book basis and income tax basis for the above amounts is attributable to the tax treatment of wash sale losses.

At September 30, 2009, the Fund had a capital loss carry forward of $1,079,647 for federal income tax purposes available to offset future capital gains of which $120,567 expires on September 30, 2016 and $959,080 expires on September 30, 2017.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $6,053,801 of such capital losses.

Permanent book and tax differences, attributable to net operating losses and distributions in excess of net investment income, resulted in reclassification as of September 30, 2009 as follows: a increase in paid-in capital of $95,379; a decrease in accumulated net investment loss of $24,394; and a increase in accumulated net realized loss from investments of $119,773.  These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

NOTE 6. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  The Fund is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on ___________ and has noted no such events.

SouthernSun Funds

Report of Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Southern Sun Small Cap Fund

We have audited the accompanying statement of assets and liabilities of Southern Sun Small Cap, (formally New River Small Cap Fund) a series of Northern Lights Fund Trust or the “Fund”, including the schedule of investments as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period September 1, 2007 thru September 30, 2007 and the of the three years prior to the period ended August 31, 2007.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Southern Sun Small Cap as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 25, 2009

SouthernSun Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on April 1, 2009, and held until September 30, 2009.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/09)	Ending Account Value (9/30/09)	Expenses Paid During Period* (4/1/09 to 9/30/09)
Small Cap Fund – Investor Class
Actual	$1,000.00	$1,590.62	$9.74
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

 *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the number of days in the six month period ending September 30, 2009).

SouthernSun Small Cap Fund

Trustees & Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merill Bryan **(65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation Other Directorships: AdvisorOne Funds	49

Anthony J. Hertl (59)

Trustee since 2005

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.

Other Directorships: AdvisorOne Funds; Satuit Capital Management Trust; Z-Seven Fund, Inc.; Greenwich Advisor Trust

49
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer (2006 – present), formerly President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company). Other Directorships: AdvisorOne Funds	49
Mark H. Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University since July 2009; Member, John P. Begley Endowed Chair in Accounting, Creighton University, 2002 – 2009; Auditing Standards Board, AICPA since 2008. Other Directorships: Lifetime Achievement Mutual Fund(LFTAX) (Director and Audit Committee Chairman)	49
Interested Trustees and Officers
Michael Miola***(57) Trustee since 2005 Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC; Director of Constellation Trust Company. Other Directorships: AdvisorOne Funds; Constellation Trust Co.	49

SouthernSun Small Cap Fund

Trustees & Officers (Unaudited) (Continued)

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

N/A

Kevin E. Wolf (39)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

N/A

Lynn Bowley (50)

Chief Compliance Officer since June 2007

Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

N/A

 The term of office for each Trustee and Officer listed above will continue indefinitely.

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

**From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll free 1-866-672-3863.

SouthernSun Funds

Additional Information (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INTERIM AND FINAL INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

In connection with a special meeting held on July 22, 2008 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement between the Trust and the Adviser, on behalf of the SouthernSun Small Cap Fund (the “Advisory Agreement”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Advisor’s similarly managed accounts, and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser and investment management staffing; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Adviser provided the Trustees with materials related to its proposed Advisory Agreement with the Trust, including information on the Adviser’s investment performance as the sub-adviser to the New River Small Cap Fund. A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies. The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its Fund management personnel.  The Board reviewed the Adviser’s financial statements and concluded that it is sufficiently well capitalized to meet its obligations to the Fund.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance. The Board, including the Independent Trustees, considered the nature and extent of the Adviser’s past performance as sub-adviser for New River Small Cap Fund, as well as other factors relating to the Adviser’s track record. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses. The Board noted that the Adviser proposes to charge a 0.85% annual advisory fee based on the average net assets of the Fund.  The Trustees then discussed the proposed management strategy of the Fund and the overall duties of the Adviser.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s projected advisory fees and overall expenses compared to a peer group of similarly managed funds. The Trustees concluded that the Fund’s advisory fees and expense ratio were reasonable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization

SouthernSun Funds

Additional Information (Unaudited)(Continued)

of any economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Advisory Agreement, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Advisory Agreement.

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-672-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (For information on the operation of the Public Reference Room call 1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-672-3863.

Investment Adviser

SouthernSun Asset Management, Inc.

6000 Poplar Avenue, Suite 220

Memphis, TN 38119

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent &

Dividend Disbursing Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Distributor
Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Independent Registered Public

Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Shareholder Information:

1-866-672-3863

ANNUAL REPORT

SEPTEMBER 30, 2009

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SouthernSun Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2009 - $14,500

2008 – N/A

(b)

Audit-Related Fees

2009 – None

2008 – N/A

(c)

Tax Fees

2009 – $2,500

2008 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2009 - None

2008 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2009

2008

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2009 - $2,500

2008 – N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/09

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/9/09